SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549


                                 FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



    Date of Report (Date of earliest event reported):  January 26, 1998



                 Sunrise Technologies International, Inc.
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)



    Delaware                     0-17816                77-0148208
------------------            ------------            ---------------
(State of or other            (Commission             (IRS Employer
 jurisdiction of              File Number)            Identification
 incorporation)                                           Number)


47265 Fremont Boulevard, Fremont, California                  94538
--------------------------------------------                ----------
(Address of principal executive offices)                    (Zip Code)




Registrant's telephone number, including area code:  (510) 623-9001




-------------------------------------------------------------
(Former name or former address, if changed since last report)

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
            AND EXHIBITS.


      Exhibit     Description
      -------     -----------

        4         Instruments Defining the Rights of Security Holders

        4.1       Form of 12% Convertible Subordinated Pay-In-Kind
                  Note Due 2001

        4.2       Form of U.S. Note and Warrant Purchase Agreement

        4.3 Form of Warrant for the Purchase of Shares of Common Stock

        4.4       Form of Registration Rights Agreement

       99.1       Press Release of Registrant dated January 27, 1998



ITEM 9.     SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

      On January 26, 1998, Sunrise Technologies International, Inc. (the "Registrant") issued and sold, without registration under the Securities Act of 1933, as amended (the "Securities Act"), an aggregate principal amount of $9,350,000 in 12% convertible subordinated pay-in-kind notes due 2001 (the "Notes"), and accompanying warrants to purchase common stock (the "Warrants") through a private placement (the "Private Placement").
Closings of tranches of the Private Placement were held on January 13, 1998, January 16, 1998 and January 26, 1998 (each, a "Closing"). The Notes and Warrants were offered and sold by the Registrant in reliance on Regulation D under the Securities Act to "accredited investors" within the meaning of Rule 501 under the Securities Act and were offered in reliance on Regulation S under the Securities Act to non "U.S. Persons." However, no sales of the Notes were made in reliance on Regulation S. The Notes issued in reliance on Regulation D under the Securities Act are convertible into Common Stock at a conversion price of $3.00 of Notes for each share of Common Stock, and a Warrant to purchase one share of Common Stock, at an exercise price of $3.00, was issued without additional consideration for each $5.00 of Notes purchased.

      The Notes are convertible at any time prior to Maturity, as hereinafter defined, at the option of the holders thereof, at the respective conversion price set forth above, subject to adjustment for any stock dividends, certain distributions, stock splits, combinations or reclassifications of Common Stock. The Warrants are exercisable at any time for five years from the date of issuance, by presentation and surrender thereof to the Registrant, together with a duly executed Purchase Form and full and proper payment of the exercise price. The Notes mature January 15, 2001 (the "Maturity"), subject to extension to January 15, 2003 (the "Extended Maturity Date"). An aggregate of 5,969,492 shares of Common Stock have been reserved for issuance upon conversion of the Notes, and an aggregate of 4,837,038 shares of Common Stock have been reserved for issuance upon exercise of the Warrants, assuming the Notes are not retired until the Extended Maturity Date. The Registrant has agreed to register under the Securities Act the shares of Common Stock issuable upon conversion of the Notes and the shares of Common Stock issuable upon exercise of the Warrants.

                                SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              SUNRISE TECHNOLOGIES INTERNATIONAL, INC.
                              (Registrant)



DATE:  January 27, 1998       By:    /s/ Timothy A. Marcotte
                                     ---------------------------------

                              Name:  Timothy A. Marcotte
                              Title: Vice President, Finance and
                                     Chief Financial Officer


















































                                     3